UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                            46-0476193
       (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)         Identification Number)

              27710 Jefferson Avenue
                    Suite A100
               Temecula, California                              92590
     (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01- Other Events.

     On July 27, 2006, Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc., submitted a written request to the Federal Reserve Bank in San Francisco to voluntarily withdraw from Federal Reserve Bank Membership. By regulation, the Federal Reserve Bank has six months to process our request. We have requested expedited approval, thus a waiver of the normal six-month process. Upon approval, our Bank will be a California state-chartered, non-member bank, principally supervised by the Federal Deposit Insurance Corporation and the California Department of Financial Institutions.


Item 9.01- Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.  Not applicable.
     (b)  Pro forma financial information.            Not applicable.
     (c)  Shell Company Transactions.                 Not applicable.
     (d)  Exhibits.                                   None.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TEMECULA VALLEY BANCORP INC.


Date:  August 2, 2006                 By:   /s/ STEPHEN H. WACKNITZ
                                          -------------------------------------
                                          Stephen H. Wacknitz
                                          Chief Executive Officer and President